UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026

_________________________________________________________
Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On August 13, 2026, Barings Private Credit Corporation (the “Company”) priced an offering of $350 million in aggregate principal amount of its 6.500% notes due 2031 (the “Notes”). The Notes are expected to be issued in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes will mature on August 18, 2031 and may be redeemed in whole or in part at the Company’s option at any time at par plus accrued and unpaid interest and, if applicable, a “make-whole” premium. The offering is expected to close on August 18, 2026, subject to customary closing conditions.
The Company expects to use the net proceeds of this offering to repay indebtedness under its credit facilities, make investments in portfolio companies in accordance with its investment objectives and for general corporate purposes of the Company and its subsidiaries.
This announcement does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
Forward-Looking Statements and Important Disclosure Notice
This announcement contains certain forward-looking statements, including statements with regard to future events or the future performance or operations of the Company. The forward-looking statements include statements as to the Company’s Notes offering, the expected net proceeds from the offering, and the anticipated use of the net proceeds from the offering. Terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof, are intended to identify forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual outcomes or results to differ materially. These forward-looking statements are subject to the inherent uncertainties in predicting future events, results and conditions. Actual events or results could differ materially from those implied or expressed in the forward-looking statements for any reason, including, without limitation, the risks and uncertainties discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q or in other reports that the Company may file with the Securities and Exchange Commission (“SEC”) from time to time, which the Company believes are material to its business, operating results, prospects and financial condition. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s SEC filings. Except as otherwise required by federal securities laws, the Company does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: August 13, 2026	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer